Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC [member] - MXN ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred DUC asset
Tax credits	$ 571,306,914	$ 572,796,156
Deferred Profit-sharing duty liability:
Wells, pipelines, properties, plant and equipment	(241,237,295)	(208,999,954)
Deferred DUC asset net	330,069,619	363,796,202
Unrecognized Deferred DUC	(327,321,418)	(355,374,599)
Net, deferred DUC asset	$ 2,748,201	$ 8,421,603